UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019

WESTERN NEW ENGLAND BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	001-16767 (Commission File Number)	73-1627673 (I.R.S. Employer Identification No.)

141 Elm Street

Westfield, Massachusetts 01085
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (413) 568-1911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WNEB	NASDAQ

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 17, 2019, the Board of Directors (the “Board”) of Western New England Bancorp, Inc. (the “Company”) (NasdaqGS: WNEB) approved the Company’s Non-Employee Director Stock Election Program (the “Plan”). The purpose of the Plan is to enable non-employee directors (as defined in the Plan) to elect to receive shares of common stock of the Company (“Common Stock”) in lieu of the cash compensation ordinarily payable to them for their service on the Board.

Pursuant to the Plan, participants may elect to receive shares of Common Stock in lieu of payment of all or a portion of such participant’s director fees that are otherwise payable in cash. Once elected, the election will continue in effect for subsequent years absent a revocation for the following calendar year. Any election to receive fees in shares of Common Stock, or any reversal of such an election, will become effective for the next calendar year; provided, however, that if a payment election is made at the time a director is first elected to the Board, then such election shall be effective for the next calendar quarter of such year. The shares of Common Stock delivered under the Plan will consist of shares repurchased on the open market. No Common Stock delivered under the Plan may be deferred pursuant to the Directors’ Deferred Compensation Plan maintained by the Company. It is anticipated that the Plan will be effective commencing January 1, 2020.

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Western New England Bancorp, Inc. Non-Employee Director Stock Election Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN NEW ENGLAND BANCORP, INC.

Date: December 19, 2019	By:	/s/ Gerald P. Ciejka
Gerald P. Ciejka
General Counsel